Supplement dated May 15, 2007 to the Prospectus dated April 12, 2007

               Claymore Securities Defined Portfolio, Series 377

    Robeco International Small-Cap Equity Portfolio, Series 2 (the "Trust")

                              File No. 333-141182



     Notwithstanding anything to the contrary in the Prospectus, the fourth full paragraph under "Security Selection" on page 9 of Part A of the Prospectus is hereby amended as follows (with emphasis on additional disclosure):

          The top 20% of the companies scored in this proprietary stock selection process provide the universe of potential candidates for the trust. STOCKS WITH A PRICE GREATER THAN $200 PER SHARE ARE EXCLUDED FROM CONSIDERATION BECAUSE THEY ARE NOT PRACTICAL TO TRADE IN THIS TYPE OF INVESTMENT VEHICLE. Robeco then applies a proprietary risk management optimization process to the aforesaid list of potential candidates to select the 49 publicly traded equity securities held by the trust. The trust is designed to have generally similar country representation, sector classification and risk characteristics to those of the Index.